Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Components of Loss for Year	The table presents the loss for the year ended December 31, 2021, 2020, and 2019, respectively (in USD thousands, except shares and loss per share):

	Year ended December 31,
	2021	2020	2019
Net loss attributed to shareholders	$(73,675)	$(39,339)	$(33,791)
Weighted average number of shares in issue	55,299,863	42,350,757	37,775,948
Basic and diluted loss per share	$(1.33)	$(0.93)	$(0.90)